EXECUTION VERSION

AMENDMENT NO. 1
TO FLOW MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT

Amendment No. 1, dated as of August 1, 2006 (the “Amendment”), by and between GOLDMAN SACHS MORTGAGE COMPANY (the “Purchaser”) and BANK OF AMERICA, NATIONAL ASSOCIATION (the “Seller”).

RECITALS

The Seller and the Purchaser are parties to that certain Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2005, (the “Existing Purchase Agreement”; as amended by this Amendment, the “Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Purchase Agreement.

The Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment, that the Existing Purchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Purchase Agreement.

Accordingly, the Seller and the Purchaser hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Purchase Agreement is hereby amended as follows:

SECTION 1.  Section 1 of the existing Purchase Agreement is hereby amended by adding the following definitions:

Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Deemed Material Breach Representation: Each representation and warranty identified as such in Subsection 7.01.

High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) with an “annual percentage rate” or total “points and fees” payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set forth by HOEPA and its implementing regulations, including 12 C.F.R. § 226.32(a)(1)(i) and (ii), (c) classified as a “high cost home,” “threshold,” “covered,” “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (d) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

Prepayment Charge: With respect to each Mortgage Loan, the fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.

SECTION 2.  Section 7.01 of the existing Purchase Agreement is hereby amended by:

(a)  deleting the existing subsection (g) in its entirety and replacing it with the following language:

(g) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory, abusive and fair lending laws, equal credit opportunity and disclosure laws or unfair and deceptive practices laws applicable to the Mortgage Loan including, without limitation, any provisions relating to prepayment penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Purchaser’s inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. This representation and warranty is a Deemed Material Breach Representation;

(b)  deleting the existing subsection (zz) in its entirety and replacing it with the following language:

(zz) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable,. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide. This representation and warranty is a Deemed Material Breach Representation;

(c)  deleting the existing subsection (bbb) in its entirety and replacing it with the following language:

(bbb) In connection with the origination of any Mortgage Loan, no proceeds from any Mortgage Loan were used to finance or acquire a single-premium credit life insurance policy. No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment or property insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, disability, accident, unemployment or property insurance policy) in connection with the origination of the Mortgage Loan; no proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;

(d)  deleting the existing subsection (ccc) in its entirety and replacing it with the following language:

(ccc) The Mortgage Loan is subject to a Prepayment Charge as provided in the related Mortgage Note except as set forth on the related Mortgage Loan Schedule. With respect to each Mortgage Loan that has a Prepayment Charge feature, each such Prepayment Charge is enforceable and will be enforced by the Seller for the benefit of the Purchaser, and each Prepayment Charge is permitted pursuant to federal, state and local law. Each such Prepayment Charge is in an amount not more than the maximum amount permitted under applicable law and no such Prepayment Charge may provide for a term in excess of five (5) years with respect to Mortgage Loans originated prior to October, 1, 2002. With respect to Mortgage Loans originated on or after October 1, 2002, the duration of the Prepayment Charge period shall not exceed three (3) years from the date of the Mortgage Note unless the Mortgage Loan was modified to reduce the Prepayment Charge period to no more than three (3) years from the date of such Mortgage Loan and the Mortgagor was notified in writing of such reduction in Prepayment Charge period. With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Charge, (ii) the Mortgage Loan’s originator had a written policy of offering the Mortgagor or requiring third-party brokers to offer the Mortgagor, the option of obtaining a mortgage loan that did not require payment of such a penalty and (iii) the Prepayment Charge was adequately disclosed to the Mortgagor in the mortgage loan documents pursuant to applicable state, local and federal law. This representation and warranty is a Deemed Material Breach Representation;

(e)  deleting the existing subsection (ddd) in its entirety and replacing it with the following language:

(ddd) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded by the terms of the Mortgage Loan Documents from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Seller shall hold the Purchaser harmless from any and all damages, losses, costs and expenses (including attorney’s fees) arising from disclosure of credit information in connection with the Purchaser’s secondary marketing operations and the purchase and sale of mortgages. The Seller has in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. The Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off. This representation and warranty is a Deemed Material Breach Representation;

SECTION 3.  Section 7.01 of the existing Purchase Agreement is hereby amended by adding the following new subsection (mmm)-(qqq) at the end thereof:

(mmm) The Mortgagor was not encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account such facts as, without limitation, the Mortgage Loan’s requirements and the Mortgagor’s credit history, income, assets and liabilities and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator. If, at the time of loan application, the Mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the Mortgagor’s application to such affiliate for underwriting consideration. For a Mortgagor who seeks financing through a Mortgage Loan originator’s higher-priced subprime lending channel, the Mortgagor was directed towards or offered the Mortgage Loan originator’s standard mortgage line if the Mortgagor was able to qualify for one of the standard products. This representation and warranty is a Deemed Material Breach Representation;

(nnn) The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the Mortgagor’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan’s originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;

(ooo) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction. This representation and warranty is a Deemed Material Breach Representation; and

(ppp) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. This representation and warranty is a Deemed Material Breach Representation;

(qqq) No Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Guides and “points and fees” (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges which miscellaneous fees and charges, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;

SECTION 4.  The second sentence of second paragraph of Subsection 7.03 of the existing Agreement is hereby amended by deleting the existing sentence in its entirety and replacing it with the following language:

Notwithstanding the above sentence, (i) within sixty (60) days of the earlier of either discovery by, or notice to, the Seller of any breach of the representation and warranty set forth in clause (nn) of Subsection 7.01, the Seller shall repurchase such Mortgage Loan at the Repurchase Price, together with all expenses incurred by the Purchaser as a result of such repurchase and (ii) any breach of a Deemed Material Breach Representation shall automatically be deemed to materially and adversely affect the value of the Mortgage Loan and the interest of the Purchaser therein.

SECTION 5.  Conditions Precedent. This Amendment shall become effective on August 30, 2006 (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

5.1  Delivered Documents. On the Amendment Effective Date, the Purchaser shall have received the following documents, each of which shall be satisfactory to the Purchaser in form and substance:

(a)  this Amendment, executed and delivered by duly authorized officers of the Seller and the Purchaser;

(b)  such other documents as the Purchaser or counsel to the Purchaser may reasonably request.

SECTION 6.  Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that it is in compliance with all the terms and provisions set forth in the Existing Purchase Agreement on its part to be observed or performed, and hereby confirms and reaffirms the representations and warranties contained in Section 7.02 of the Existing Purchase Agreement.

SECTION 7.  Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.  GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.  Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 10.  Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Purchase Agreement, the provisions of this Amendment shall control.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Purchaser:	GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership
	By:	Goldman Sachs Real Estate Funding Corp., its general partner
By:
Name:
Title:

Seller:	BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Name:
Title: